Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

LONG-TERM POLYSILICON SUPPLY AGREEMENT

SUNPOWER CORPORATION, a Delaware corporation with its principal place of business at 3939 North First Street, San Jose, California 95134, USA (“SunPower”) and NorSun AS, a Norwegian company with its principal place of business at Bankplassen 1, 0151 OSLO Norway (“NorSun”) hereby enter into this Long-Term Polysilicon Supply Agreement (the “Agreement”) effective as of August 9, 2007 (the “Effective Date”).

WHEREAS, SunPower procures polycrystalline silicon from third parties for its manufacture of solar cells and solar modules, including but not limited to pursuant to the Long-Term Supply Agreement II entered into between SunPower and Hemlock Semiconductor Corporation (“Hemlock”) on July 16, 2007 (the “Hemlock Agreement”);

WHEREAS, NorSun is active in the field of manufacture and supply of monocrystalline silicon ingots (“Ingots”) and wafers (“Wafers”) utilizing polycrystalline silicon; and

WHEREAS, on the terms and conditions set forth herein, SunPower wishes to procure polycrystalline silicon from one or more third parties and resell the same to NorSun in order to permit NorSun to manufacture and supply Ingots and Wafers to SunPower and, to the extent permitted hereunder, to other third parties pursuant to that certain Long-Term Ingot and Wafer Supply Agreement entered into concurrently herewith (“Ingot/Wafer Supply Agreement”).

NOW, THEREFORE, the parties agree as follows:

1.                            Definitions.

“Annual Quantity” shall mean annual volumes as set forth on Exhibit B.

“Fiscal Year” shall mean the period beginning on January 1st and ending on December 31st of the same year.

“Polysilicon” shall mean the polycrystalline silicon manufactured by third parties and sold to SunPower.  The specifications for the Polysilicon are set forth in Exhibit A, as such specifications may be amended from time to time by mutual written agreement of the parties.  Unless otherwise consented to in writing by SunPower, NorSun shall utilize the Polysilicon for its manufacturing purposes exclusively to produce Ingots and Wafers for SunPower pursuant to the Ingot/Wafer Agreement, and shall not re-sell the Polysilicon, or become a re-seller or distributor of the Polysilicon.  Notwithstanding the foregoing, NorSun may without such consent re-sell or distribute the Polysilicon to wholly-owned or majority owned subsidiaries (hereinafter together with NorSun referred to as the

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“NorSun Group”) which are responsible for manufacturing Ingots or Wafers for SunPower.

“Wafer/Ingot Agreement” shall mean the Long-Term Ingot and Wafer Supply Agreement of August 9, 2007, executed by and between SunPower and NorSun.

2.                            Advance Payment.

2.1                       NorSun shall make an advance payment for the Polysilicon to be purchased under this Agreement for the period from 2010 through 2019. The advance payment shall be in the amount of USD$*** (the “Advance Payment”).  *** (USD$***) of the Advance Payment shall become immediately due as of the Effective Date, and *** (USD$***) of the Advance Payment will be paid on or before July 1, 2008.  Notwithstanding anything herein to the contrary, NorSun expressly acknowledges its understanding and agrees that, once this Agreement is executed, there are no circumstances or occurrences that will require SunPower to refund to NorSun all or any portion of the Advance Payment other than a Repayment Event (as defined in Section 2.2).

2.2                       Commencing January 1, 2010 and continuing through December 31, 2019, the Advance Payment shall be applied as a credit against the price of the Polysilicon that NorSun is required to purchase and SunPower is required to supply (in each case to the extent provided in Sections 3.1 and 3.2 below) under this Agreement at the times and in the amounts shown under the column “SunPower Poly Volume (MT)”on Exhibit B. Over this nine-year period NorSun shall receive a $***/kg credit against each invoice until the remaining portion of the Advance Payment is reduced to zero.  The Advance Payment not credited against the price of Polysilicon shall be repaid from SunPower to NorSun only in the following events (each a “Repayment Event”):

a)                          The termination of this Agreement by NorSun in accordance with Section 10.2(a) as a result of SunPower’s material breach of this Agreement;
b)                         With respect to any Fiscal Year, SunPower supplies to NorSun less than five percent of the Annual Quantity of Polysilicon required for such Fiscal Year and NorSun terminates this Agreement pursuant to Section 10.2(c);
c)                          SunPower’s insolvency or bankruptcy;
d)                         The termination of this Agreement by SunPower in accordance with Section 10.3(c) based upon SunPower’s termination of the Wafer/Ingot Agreement pursuant to Section 21.4(a) or (b) thereof (this clause (d) shall not limit  NorSun’s right to repayment of the Advance Payment under any of the other Repayment Events set forth in Section 2.2(a), (b), (c) or (e)); or

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e)                            The termination of this Agreement by SunPower in accordance with Section 10.3(d).
If a Repayment Event has occurred, NorSun shall submit to SunPower a written notice explaining the Repayment Event and identifying the date on which the Repayment Event occurred. The repayment of the applicable portion of the Advance Payment is due ninety (90) days after the Repayment Event.  Any payment after the due date shall be charged with a penalty interest of 10% per annum.

2.3                       SunPower shall provide to NorSun security covering the full Advance Payment set forth in section 2.1 which remains outstanding at any time (the “Security”).  SunPower shall, provide such Security by one or more of the following methods:

(i)                                     a bank guarantee, a letter of credit from a reputable international bank or financial institution or a collateralized cash reserve account or a combination thereof, covering no less than 50% of the Advanced Payment which remains outstanding at any time; provided that SunPower may elect to have up to 50% of the amount of the Security provided under this clause (i) to take the form of a letter of credit, and

(ii)                                  the collateralization of an adequate amount of SunPower’s assets covering the value of the Advanced Payment at any time outstanding and not secured under the prior clause (i).  SunPower shall be entitled to substitute the form of security permitted under this clause (ii) for the form of security permitted under the prior clause (i) from time to time, subject to the commercially reasonable acceptance of NorSun.

The Security shall be effective at all times during which the Advance Payment is outstanding and be valid until SunPower’s potential obligation to repay the Advance Payment has ceased. The documented cost of providing all Security under this Section 2.3 shall be borne by NorSun. SunPower’s assets that are provided as collateral to satisfy SunPower’s Security obligations under clause (ii) of this Section 2.3 shall include only assets owned solely by SunPower which, subject to the laws and regulations of the country in which the assets are located, will provide satisfactory legal protection of first priority for the full amount of the Advanced Payment to be secured in accordance with (ii) above. Such assets shall be valued at book value as reported in SunPower’s audited financial statements.. The  book value of all assets collateralized pursuant to clause (ii) of this Section 2.3 shall exceed the amount of Security that SunPower is required to provide, less an amount equal to the value of Security provided by SunPower in accordance with clause (i) of this Section 2.3.

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3.                            Obligations to supply and purchase Polysilicon, forecasts and delivery schedule

3.1                   For the period from the Effective Date through 31 December 2019, the parties’ obligations with respect to the supply and purchase of Polysilicon shall be as follows:

a)              For the period from the Effective Date through 31 December 2009, SunPower shall be obligated to supply and NorSun shall be obligated to purchase such Annual Quantities of Polysilicon as set forth on Exhibit B; provided, however, that NorSun’s obligation to purchase the stated Annual Quantity for 2007 shall be on a best efforts basis;

b)             For the period from 1 January 2010 and until 31 December 2019, SunPower shall be obligated to supply and NorSun shall be obligated to purchase such Annual Quantities of Polysilicon as set forth on Exhibit B; provided however, that SunPower’s obligation to supply such Annual Quantities shall apply if and only to the extent SunPower receives an adequate supply of Polysilicon from its suppliers to fulfill such obligation.

Notwithstanding the foregoing (but subject to NorSun’s right to terminate this Agreement pursuant to Section 10.2(c) in the event that the Repayment Event described in Section 2.2(b) or (c) has occurred), SunPower shall be entitled to roll forward Polysilicon quantities into the next Fiscal Year, to the extent its Polysilicon suppliers rolls forward corresponding quantities into such Fiscal Years.

3.2                   This Agreement is a “take or pay agreement” such that, to the extent described in Section 3.1(a) and (b) above, NorSun is absolutely and irrevocably required to accept and pay for the contracted volume set forth in the third column of Exhibit B per year indicated over the Term of this Agreement at the prices in Exhibit B, subject to the adjustments described set forth in this Agreement.  In the event that NorSun fails to order and take delivery of its contracted volume in a given year, SunPower shall invoice NorSun for the differential at full contract price and NorSun will pay the same within 30 days of invoice date.  NorSun specifically acknowledges and accepts that it will be liable for the full purchase price of volume differential between the quantity ordered and the contracted volume.  SunPower is similarly required to provide the agreed quantities of Polysilicon under this Agreement to the extent required in Section 3.1(a) and (b) above.

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3.3                            The parties agree that, in order to satisfy NorSun’s supply obligations under the Ingot/Wafer Supply Agreement, in addition to the Polysilicon it shall purchase from SunPower under this Agreement in the quantities set forth in the third column of Exhibit B, NorSun shall be required to procure from other third parties additional polysilicon in the quantities set forth in the fourth column of Exhibit B under the heading “NorSun Poly Volume (MT), provided, however, that for the years 2008 through 2009 NorSun’s obligation to procure additional Polysilicon apply only to the extent and for the quantum of Polysilicon that are made available to NorSun (using its best efforts) from Polysilicon manufacturers in which NorSun has an equity interest. The parties further acknowledge that any shortfall in deliveries of Polysilicon from SunPower may cause a corresponding reduction of NorSun’s deliveries of Wafers and Ingots under the Wafer/Ingot Agreement.

4.                                 Price and quantity

4.1                            The price and quantity of Polysilicon to be purchased by NorSun from SunPower for the specific years is as set forth in the first three columns of Exhibit B. From the Effective Date through December 31, 2009, unit prices for shipment of Polysilicon are FCA Wacker Germany or FCA Hemlock, Michigan USA (Incoterms 2000); commencing January 1, 2010, unit prices for shipment of Polysilicon are FCA Hemlock, Michigan USA (Incoterms 2000).  Subject only to the price adjustments set forth in Section 4.2, prices listed in Exhibit B are fixed for the Term of this Agreement.

4.2                            SunPower shall adjust the prices on Polysilicon equal to the adjustment in prices to be paid by SunPower to third party Polysilicon manufacturers providing SunPower with Polysilicon resold to NorSun in accordance with this Agreement. Any adjustment shall take force as from the same date as the price adjustment on the supply from such third party manufacturers.

5                                    Purchase Orders

5.1                            NorSun shall no later than 30 days prior to each Fiscal Year issue purchase orders (“Purchase Orders”) for a total of the Annual Quantity for such Fiscal Year.

5.2                            Each month SunPower shall issue a release identifying the monthly quantities of Polysilicon to be delivered.  Such release shall be consistent with the delivery schedule of Polysilicon received by SunPower from its suppliers and the Annual Quantities set forth in Exhibit B.

5.3                            The Purchase Orders shall, unless otherwise agreed in writing between the parties, shall at a minimum contain the following information: (i) reference to this Agreement, (ii) identification of the Polysilicon by proper name, price, and Annual Quantity, (iii) delivery instruction and delivery place, and (iv) issue date.  The Purchase Orders shall be sent by ordinary mail, and a copy shall be forwarded

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to SunPower on the issue date either by e-mail or telefax.

5.4                            Without limiting NorSun’s obligations under Section 3.2, a Purchase Order shall be binding for NorSun only after it is received and its conditions have been confirmed by SunPower.  A Purchase Order shall be sent by e-mail, or alternatively telefax, and regular mail. If no objection to the Purchase Order has been raised by SunPower within 15 days after NorSun’s issue date, then such Purchase Order shall be deemed accepted by SunPower.

5.5                            In the event of a discrepancy between the terms and conditions of this Agreement and the individual Purchase Order, the terms and conditions of this Agreement shall prevail unless the parties in writing agree otherwise.

6                                     Payment.

Payment terms are net 30 days from the date of the invoice.  Finance charges of ***% per month (***% per annum) may be assessed on payment past due from the payment due date to the date payment is received.  Failure to pay invoices when due or finance charges when assessed may result in delayed or cancelled shipments.  No unauthorized deductions from invoices are permitted.

7                                     Title and Risk of Loss.

From the Effective Date through December 31, 2009, NorSun shall purchase the Polysilicon from SunPower FCA Wacker Germany or FCA Hemlock, Michigan USA (Incoterms 2000); commencing January 1, 2010, NorSun shall purchase the Polysilicon from SunPower FCA Hemlock, Michigan USA (Incoterms 2000).  Title and risk of loss with respect to all Polysilicon shall pass to NorSun when the goods have been delivered to the carrier at the foregoing locations.

8                                     Term.

The term of this Agreement shall be from the Effective Date through December 31, 2019 (the “Term”).  The Agreement may not be terminated during the Term, except as expressly set forth in Section 9.

9                                     Manufacturing Facility.

NorSun acknowledges that  pursuant to the Hemlock Agreement Hemlock will be expanding its manufacturing facility (the “Expanded Manufacturing Facility”) in order to produce the Polysilicon to be supplied under this Agreement.  The estimated completion date for 50% of the Expanded Manufacturing Facility capacity is January 1, 2010, with estimated capacity of 75% completed on January 1, 2011, and 100% of estimated capacity completed on January 1, 2012.  NorSun acknowledges the possibility of delays or failures in Hemlock completing the Expanded Manufacturing Facility and expressly agrees that notwithstanding anything in this Agreement to the contrary, SunPower SHALL HAVE NO LIABILITY TO NORSUN FOR ANY

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SUCH DELAY OR FAILURE, including for any shortfalls in delivery of Polysilicon resulting therefrom.

10                               Termination.

10.1                      NorSun understands and acknowledges that SunPower is making substantial payments to expand its supplier’s manufacturing capabilities in contemplation of this Agreement. Further, SunPower understands and acknowledges that NorSun is making substantial investments expanding its manufacturing capacities to comply with its obligations under this Agreement. Thus, the parties acknowledge that NorSun is obligated to purchase, and SunPower is obligated to supply, the contracted volumes over the Term of this Agreement, in each case to the extent described in Sections 3.1 and 3.2.  Accordingly, the basis and circumstances under which the parties can terminate this Agreement prior to the expiration of the Term of this Agreement is expressly limited to the terms of this Section 10.

10.2                      Termination by NorSun.  NorSun may, at its option, terminate this Agreement only upon one of the following events:

(a)                                  Upon the event of a material breach by SunPower of its obligations under this Agreement (other than a material breach triggered by a Force Majeure Event, which shall be solely addressed in Section 18), provided that (i) NorSun submits a written notice of such breach to SunPower, and (ii) SunPower fails to cure such breach within ninety (90) days of receipt of the written notice of breach.  If SunPower rectifies any such breach within such period, then SunPower’s breach shall be deemed cured and NorSun shall not be entitled to terminate this Agreement;

(b)                                 In the event of a termination of the Wafer/Ingot Agreement (other than termination by SunPower pursuant to Sections 21.4(a) or (c) of the Wafer/Ingot Agreement), and SunPower is unable to secure Hemlock’s consent to permit NorSun to manufacture Wafers or Ingots using the Polysilicon sold hereunder for the benefit of third parties; or

(c)                                  Upon a Repayment Event (as defined in Section 2.2).

10.3                      Termination by SunPower. SunPower may, at its option, terminate this Agreement upon one of the following events:

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a)                                      Upon the event of a material breach by NorSun of its obligations under this Agreement (other than a material breach triggered by a Force Majeure Event, which shall be solely addressed in Section 18), provided that (i) SunPower submits a written notice of such breach to NorSun, and (ii) NorSun fails to cure such breach within ninety (90) days of receipt of the written notice of breach.  If NorSun rectifies any such breach within such period, then NorSun’s breach shall be deemed cured and SunPower shall not be entitled to terminate this Agreement;

b)                                     in the event that NorSun, due to reasons not deemed as Force Majeure in accordance with Section 18, resolves to cease its Ingot or Wafer manufacturing for SunPower’s benefit permanently or for a period exceeding ninety (90) days;

c)                                      in the event of a termination of the Wafer/Ingot Agreement (other than termination by NorSun pursuant to Section 21.3 thereof); or

d)                                     SunPower’s third party suppliers fail to supply Polysilicon to SunPower for any reason or any agreements providing for such supply terminate for any reason.

10.4                          Sections 1, 6 (to the extent of any due and unpaid invoices), 7, 10 through  23, and 25 through 27 shall survive any termination of this Agreement.

11            Confidentiality.

The parties acknowledge and agree that the terms of this Agreement and certain information exchanged between them pertaining to this Agreement, including information regarding research, technology, product developments, marketing plans or conditions, products, business strategies, and the like, constitute “Confidential Information” of the party disclosing the information.  The purpose of the exchange of the Confidential Information” is to allow the parties to meet their obligations and responsibilities under this Agreement.  During the term of this Agreement, and for a period of 15 years following its termination or expiration, except as required by applicable law, regulation or rules of any securities exchange, the party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information shall not, except with the prior written consent of the disclosing party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing party; provided, however, that each party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing party to wholly-owned or majority owned subsidiaries if such subsidiaries undertake to keep such information strictly confidential in accordance with this Section 11 and each subsidiary has a “need to know”.  The parties will be liable for any breach of this Section 11 by any of their respective wholly-owned or majority owned subsidiaries.  Each party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such party under this

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Agreement as it employs with respect to its own Confidential Information, but at all times shall use at least reasonable care to protect against disclosure.  Confidential Information does not and shall not include information that:

11.1                                       was already known to the receiving party at the time such information is disclosed by the other party;

11.2                                       was or became publicly known through no wrongful act of the receiving party;

11.3                                       was rightfully received from a third party without restriction;

11.4                                       was independently developed by the receiving party;

11.5                                       was approved for release by written authorization of the party disclosing such information under this Agreement; or

11.6                                       was required by legal or financial reporting purposes to be disclosed; provided, however, that the party being required to disclose shall, if circumstances permit, provide advanced notice to the other party.

12            Pass-Through Warranty.

12.1                          NorSun’s warranty claims against SunPower shall be limited in scope to the corresponding warranty claims brought by SunPower against the third party providers of the Polysilicon, provided that SunPower complies with the provisions of this Section 12 below.

12.2                          SunPower shall, upon NorSun’s reasonable and documented request, pursue any warranty claims against the third party Polysilicon providers. SunPower shall pursue such claims in accordance with NorSun’s instructions and at NorSun’s cost. SunPower may, at its option, obtain the consent from the applicable third party Polysilicon provider that the claim may be transferred to NorSun and pursued directly by NorSun against such third party; provided, however, that SunPower shall as part of any such transfer disclose to NorSun the terms of the transferred warranty.

12.3                          SunPower shall identify to NorSun the third party manufacturer and, if there are several third party manufacturers, identify the origin of the Polysilicon at each delivery.

13                Warranty Disclaimer.

THE WARRANTIES, IF ANY, DESCRIBED ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, SAID WARRANTIES BEING EXPRESSLY DISCLAIMED.

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14                Limited Remedy.

SunPower and/or the third party warranty providers (as applicable) shall be given reasonable and prompt opportunity to examine any claim of defect by NorSun.  NorSun agrees that its sole and exclusive remedy against such parties shall be limited to either, at SunPower’s and/or the third party’s sole discretion, (i) the revision, repair or replacement of non-conforming or defective Polysilicon or (ii) payment not to exceed the purchase price of the specific Polysilicon for which damages are claimed.  This exclusive remedy shall not be deemed to have failed of its essential purpose so long as SunPower and/or the third party (as applicable) is willing to revise, repair or replace the defective Polysilicon, or make the payment described in this Section 14.

15                Damages Limitation.

EXCEPT FOR FAILURE TO DELIVER POLYSILICON TO WHICH THE ADVANCE PAYMENTS RELATE, SUNPOWER SHALL NOT BE LIABLE FOR ANY LOSS, DAMAGE, OR INJURY RESULTING FROM DELAY IN DELIVERY OF THE POLYSILICON, OR FOR ANY FAILURE TO PERFORM WHICH IS DUE TO A FORCE MAJEURE EVENT (AS DEFINED IN SECTION 18).  EXCEPT FOR EITHER PARTY’S BREACH OF SECTION 11, THE MAXIMUM AGGREGATE LIABILITY OVER THE TERM OF THIS AGREEMENT, IF ANY, FOR ALL DAMAGES, INCLUDING WITHOUT LIMITATION CONTRACT DAMAGES AND DAMAGES FOR INJURIES TO PERSONS OR PROPERTY, WHETHER ARISING FROM A PARTY’S BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHER TORT, IS LIMITED TO, IN THE CASE OF SUNPOWER, THE THEN REMAINING NET BALANCE OF THE ADVANCED PAYMENT AS SET FORTH IN SECTION 2 AND, IN THE CASE OF NORSUN, THE AGGREGATE PRICE FOR THE POLYSILICON COMMITTED TO BE PURCHASED BY NORSUN DURING THE TERM AS SET FORTH IN SECTION 2.1.  IN NO EVENT SHALL SUNPOWER BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST REVENUES AND PROFITS, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF THE LIMITED REMEDY SET FORTH ABOVE.

16                Patents.

In no case shall SunPower be liable to defend or pay any award of damages assessed against NorSun in any suit or cause of action alleging that the use of the Polysilicon infringes any patent or other intellectual property right of any third party.

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17                Taxes.

Any tax or other government charge now or in the future levied upon the production, sale, use or shipment of the Polysilicon may, at SunPower’s option, be added to the purchase price.

18                Force Majeure.

Neither of the parties shall be liable for delays or failures in performance of their obligations under this Agreement arising out of or resulting from causes beyond its control.  Such causes include, but are not limited to, acts of God, acts of the other party, acts of the government or the public enemy, fire, flood, epidemics, quarantine restrictions, strikes, freight embargoes, severe weather, or default or failure of suppliers  (including any failure of SunPower’s suppliers to deliver Polysilicon relevant to this Agreement, provided, however, that such non-delivery is beyond SunPower’s reasonable control). In the event of any such delay of SunPower’s performance, NorSun shall honor its obligations hereunder as soon as SunPower is able to perform.

19                Choice of Law.

The Agreement is made in, and shall be governed and controlled in all respects by the laws of the State of Michigan, USA (specifically disclaiming the U.N. Convention Contracts for the International Sale of Goods) and all disputes, including interpretation, enforceability, validity, and construction, shall be determined under the law of the State of Michigan, without regard to any conflict of law provisions.

20                Choice of Forum.

The parties submit to the exclusive jurisdiction and venue of the U.S. District Court for the Eastern District of Michigan for all disputes arising, directly or indirectly, under this Agreement.

21                Waiver.

Either party’s failure to exercise a right or remedy or such party’s acceptance of a partial or delinquent payment or delivery shall not operate as a waiver of any of such party’s rights or the other party’s obligations under the Agreement and shall not constitute a waiver of such party’s right to declare an immediate or a subsequent default.

22                Severability.

If one or more of the provisions of this Agreement shall be found, by a court with jurisdiction, to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement.  The parties agree to attempt to substitute for any illegal, invalid or unenforceable

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provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives of the illegal, invalid or unenforceable provision.

23                Integration.

The Agreement constitutes the entire understanding between the parties with respect to the subject matter of the Agreement and supersedes any prior discussions, negotiations, agreements, memoranda of understanding and the like.  Modifications to the Agreement may be made only in writing and signed by each party.

24                Ingot-Wafer Supply Agreement.

The parties acknowledge that this Agreement is entered in reliance upon the execution and continuing effectiveness of the Ingot/Wafer Supply Agreement.  Accordingly, to the extent any modifications are made to the provisions of the Ingot/Wafer Supply Agreement, the parties will in good faith consider appropriate modifications to the provisions of this Agreement.

25                Assignment.

No assignment of the Agreement or of any right or obligation under the Agreement shall be made by NorSun without the prior written consent of SunPower, said consent shall not be unreasonably withheld.  In the event of a proper assignment, the Agreement shall be binding upon and inure to the benefit of the  assigning party’s successors and assigns.

26                Attorney Fees and Costs.

The parties shall bear their own expenses incurred in connection with the negotiation and execution of this Agreement.

27                Dollars.

All references to monetary amounts shall be in U.S. Dollars.

28                Agreement Preparation.

This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties and shall not be construed against one party or the other as a result of the manner in which this Agreement was negotiated, prepared, drafted or executed.

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NORSUN AS:		SUNPOWER CORPORATION

By:	/s/ GRETE SONSTEBY	By:	/s/ THOMAS WERNER
Print Name: Grete Sonsteby		Print Name: Thomas Werner
Title: Chairman of the Board		Title: Chief Executive Officer
Date: August 9, 2007		Date: August 9, 2007

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EXHIBIT A

POLYSILICON SPECIFICATIONS

HSC PRODUCT SPECIFICATIONS

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EXHIBIT B

PRICES, PAYMENT, and DELIVERY VOLUME

Year	Price*		SunPower Supplied Poly Volume (Metric Tons, or “MT”)	NorSun Poly Volume (MT) from Third Parties	Total Poly Volume**	Comment
2007	$	***/kg	***	***	***
2008	$	***/kg	***	***	***
2009	$	***/kg	***	***	***
2010	$	***/kg	***	***	***	Beginning of Credit for Advance Payment
2011	$	***/kg	***	***	***
2012	$	***/kg	***	***	***
2013	$	***/kg	***	***	***
2014	$	***/kg	***	***	***
2015	$	***/kg	***	***	***
2016	$	***/kg	***	***	***
2017	$	***/kg	***	***	***
2018	$	***/kg	***	***	***
2019	$	***/kg	***	***	***

*                                         The prices listed apply to the SunPower Poly Volume column and are gross (i.e. before credit of the Advance Payment).  NorSun shall receive a $***/kg credit per shipment against each invoice until the remaining portion of the Advance Payment is reduced to zero.

**                                  Total Polysilicon volumes to be converted into SunPower Ingots or Wafers. Conversion weights to be agreed to in Ingot/Wafer Supply Agreement.

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